Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

For the nine months ended September 30, 2020 and 2019, the Company incurred insignificant amounts for an income tax provision. The U.S. federal and California deferred tax assets generated from the Company’s net operating losses have been fully reserved, as the Company believes it is not more likely than not that the benefit will be realized.

12. Income Taxes

The Company had state income tax expense of $20,000 and $25,000 for the years ended December 31, 2018 and 2019, respectively. The Company has incurred net operating losses for all periods presented. The Company has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements. The Company has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets.

The effective tax rate of the provision for income taxes differs from the federal statutory rate as follows:

	Years Ended December 31,
	2018	2019
Federal statutory income tax rate	21.0%	21.0%
State taxes	4.9	7.8
Change in valuation allowance	(27.2)	(28.5)
Federal and state tax credits	2.0	0.9
Other	(0.7)	(1.2)

	—%	—%

Deferred Tax Assets and Liabilities

The components of the deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$43,405	$56,127
Tax credits	6,993	8,777
Accrual and reserves	1,126	1,675
Tangible and intangible assets	7,117	15,888
Stock-based compensation	551	733

Gross deferred tax assets	59,192	82,865
Valuation allowance	(59,192)	(82,865)

Net deferred tax assets	$—	$—

Deferred tax liabilities:
Other intangibles	$—	$—

Net deferred tax	$—	$—

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which are uncertain. The Company has established a valuation allowance to offset deferred tax assets as of December 31, 2018 and 2019 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance increased by approximately $13.6 million and by approximately $23.7 million during the years ended December 31, 2018 and 2019, respectively.

Net Operating Loss and Tax Credit Carryforwards

As of December 31, 2019, the Company had a net operating loss carryforward for federal income tax purposes of approximately $210.8 million. Federal net operating losses of $83.0 million incurred after 2017 do not expire. The remaining $127.8 million of federal net operating loss carryforward will begin to expire in 2024 and continue to expire through 2037. The Company had a total state net operating loss carryforward of approximately $141.6 million. State net operating losses of $8.2 million do not expire. The remaining state net operating loss carryforward of $133.5 million will begin to expire in 2020 and continue to expire through 2040.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the events of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be significantly reduced. The Company’s deferred tax asset and related valuation allowance would be reduced, as a result. The Company has not performed a Section 382 study to determine the amount of reduction, if any. Unrecognized tax benefits at December 31, 2019 have been recorded as an offset to federal and state research and development credit carryforwards.

Unrecognized Tax Benefits

A reconciliation of the total unrecognized tax benefits for the year ended December 31, 2019 is as follows (in thousands):

Balance, beginning of year	$8,385
Decrease related to current year positions	(7,601)
Increase related to current year positions	236

Balance, end of year	$1,020

The Company does not have any material accrued interest or penalties associated with unrecognized tax benefits. The Company does not believe it is reasonably possible that its unrecognized tax benefits will significantly change within the next twelve months.

The Company files income tax returns in the United States and various states. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. All tax returns remain open for examination by federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits.